Discontinued operations and assets held for sale - Sale of Galapagos Real Estate Belgium NV - Analysis of assets and liabilities over which control is lost (Details) - Galapagos Real Estate Belgium NV [member]
Mar. 31, 2025 EUR (€)
Disclosure of analysis of single amount of off-balance sheet arrangements [line items]
Property, plant and equipment	€ 11,115,000
Trade and other receivables	1,000
Cash and cash equivalents	13,000
Total assets	11,129,000
Trade and other liabilities	11,020,000
Total Liabilities	11,020,000
Net assets disposed of	€ 109,000